N.Y. Form M-11                                                    ** File No.
(Rev. 4/89)                                                  (for renewals only)

                                STATE OF NEW YORK
                                DEPARTMENT OF LAW
                                ISSUER STATEMENT

                         (Section 359a Gen. Bus. Law)

  Name of Issuer           Street Address               City    State   Zip
  --------------           --------------               ----    -----   ---
  ICON ACQUISITION CORP.   2541 Monroe Ave. Suite 301,  Rochester, NY  14618


Telephone Number 716-244 -1840
                 -------------

This form is not to be used by issuers engaged in any aspect of real estate or mortgage financing unless they also obtain a letter upon written application pursuant to Section 352e or g. Theatrical Syndication must comply with Article 26-A of the General Business Law.

1. Issuer is [x] an existing; [ ] a proposed; [x] corporation; [ ] general partnership; [ ] limited partnership; [ ] other (specify) _________________ organized under the laws of New York on 11/28/94.The entire offering is [ ] intrastate, [x] interstate

2.   The business of the issuer is (described briefly) TUNGSTEN MINING
                                                       ---------------

3. Issuer proposes to offer [x] stock; [ ] bonds; [ ] notes; [ ] partnership interests; [ ] other (specify)_______________________

4. The securities will be sold [x] by the officers and directors of the issuer; [ ] N.Y. registered broker [ ) by an underwriter; [ ] by salesmen employed by issuer. The securities will be sold on a [x] best efforts basis; [ ] firm commitment. If by an underwriter or broker, indicate the names of underwriters or syndicate manager______________________

5. Total amount of offering $ 8,573.34 Anticipated offering expenses total $ none consisting of: Selling:$ None Other: $ Organizational expense $ 8,200.00 Working capital $ 373.37

 6.   State  use  of  the  net   proceeds  to  be   obtained   _________________
     Organizational  expense and woking  capital
     ** Found on the fee receipt you received for your orginal filing.

Filing is incomplete without a copy              Filing Fee Enclosed as Follows:
of offering literature. If not                   Total amount of offering
  available, please explain.                     under $500,000 ..........$200
  Indicate to whom you wish                      over $500,000 ...........$800
  the fee receipt sent.
( ) Attorney   (x) Issuer                        Send remittance to:
                                                   Bureau of Investor Protection
Personal checks not accepted.                      and Securities
Attorney's check, certified check,                 N.Y. Department of law
bank check, money order only,                      120 Broadway
payable to the N.Y.S. Department                   New York, NY 10 271
of Law

7. If the securities are being offered partly or entirely for the account of selling holders please check [ ]. Indicate the details of the secondary offering below for each seller.

                                                       Anticipated
     Name of Seller           Address              Dollar Amount Offered
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                                       N/A
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8   Has registrant, any officer, director or principal or partner ever

 A. been suspended or expelled from membership in any securities or commodities exchange, association of securities or commodities dealers or investment advisors? ................................Yes [ ]  No [x]

 B. had a license or registration as a dealer, broker, investment advisor or salesman, futures commission merchant, associated person, commodity pool operator, or commodity trading advisor denied, suspended or revoked? ..................................Yes [ ]  No [x]

 C. been enjoined or restrained by any court or government agency from:

 1. the issuance, sale or offer for sale of securities or
    commodities? ................................................Yes [ ]  No [x]
 2. rendering securities or commodities advice? .................Yes [ ]  No [x]
 3. handling or managing trading accounts? ......................Yes [ ]  No [x]
 4. continuing any practices in connection with securities or commodities? ................................................Yes [ ]  No [x]
 D. been convicted of any crime(other than minor traffic)?.......Yes [ ]  No [x]
 E. used or been known by any other name? .......................Yes [ ]  No [x]
 F. been the subject of any professional disciplinary proceeding?Yes [ ]  No [x]
 G. been adjudged a bankrupt or made a general assignment for benefit of creditors; or been an officer, director or principal of any entity which was reorganized in bankruptcy, adjudged a bankrupt or made a general assignment for benefit of creditors? .........Yes [ ]  No [x]
 H. had an offering of securities within the last three years or been an officer, director, principal or partner of any entity which had an offering of securities within the last three years .............Yes [ ]  No [x]
 I. If the answer to any of the above is "YES", attach a statement of full particulars.

 9. Are there any outstanding judgments (not including judgments involving domestic relations) against the issuer or any officer, director, principal or partner thereof? If yes, attach statement of full particulars
     ............................................................Yes [ ] No  [x]

10. List names and residence addresses of all employees (officers and directors not Included) of Issuer who are selling in N.Y.S., N.Y. Form M-2 must be filed for each person listed.
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                                      NONE
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11. Limited  Partnerships are required to submit a list of all limited partners as soon as the offering Is completed. This may be done in letter form.

12. If the Issuer is a limited partnership list all of the general partners:
--------------------------------------------------------------------------------
                                NOT A PARTNERSHIP
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


13. The information set forth below should be provided for each officer, director, principal or partner. In the case of a corporate general partner information must be provided for all officers. If not enough space is provided use continuation sheets. Do not refer to prospectus or offering literature. SEC biographies can be substituted for employment history only.

     a. Name: Morris Diamond                   Title:           President
        Home Address: 105 Southern Parkway    Phone:   716-244-1840
        Place of Birth:   Rochester, N.Y      Date of Birth:  7/11/70
        Social Security #: ###-##-#### Prior home addresses for past five years:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Same as above
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         Following is my complete employment and business affiliation record for
         the  past  five  years:   (Indicate  periods  of  self-employment   and
         unemployment. Include all corporations or other entities where you hold or held a substantial equity or controlling interest.)

--------------------------------------------------------------------------------
From          To       Employer or Business Affiliation      Position Held and
Mo. Yr.     Mo. Yr.              Name Address                Type of Business
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jan 80      Dec 95                  105 Southern Parkway
                      Self Employed Rochester N.Y. 14618     Business Counseling
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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b.  Name: Shirley Diamond                       Title Secretary
    Home Address: 105 Southern Parkway          Phone: 716-473-6718
    Place of Birth: Rochester, N.Y.             Date of Birth:6/17/?3
    Social Security ####-##-####      Prior home addresses for past five years:
--------------------------------------------------------------------------------
                                 Same as above.
--------------------------------------------------------------------------------

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    Following is my complete employment and business  affiliation record for the past five years: (Indicate periods of self-employment and unemployment. Include all corporations or other entities where you hold or held a substantial equity or controlling interest.)

--------------------------------------------------------------------------------
    From       To       Employer or Business Affiliation       Position Held and
   Mo. Yr.    Mo. Yr.   Name             Address               Type of Business
--------------------------------------------------------------------------------
  Jul 84     Dec 95     Tramdot          105 Southern Parkway  Investments
                        Development Corp.Rochester, NY         President

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--------------------------------------------------------------------------------

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

c.  Name:Suzanne Luxenberg                         Title  Asst Secretary
    Home Address: 20 Castlebar Rd Roch N.Y.        Phone: 716-442-3678
    Place of Birth  Rochester N.Y.                 Date of Birth 6/17/47
    Social Security ###-##-####        Prior home addresses for past five years:
--------------------------------------------------------------------------------
                                  Same as above
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Following is my complete employment and business affiliation record for the past five years: (Indicate periods FseTFemployment and unemployment. Include all corporations or other entities where you hold or held a substantial equity or con(; oiling interest.)

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    From       To       Employer or Business Affiliation    Position Held and
   Mo. Yr.    Mo. Yr.              Name Address                Type of
--------------------------------------------------------------------------------
   Jan 89     to date    2541 Monroe Ave. Rm 305 Roch. NY     President
                         MS Acquisition Corp.                 House Builder
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The use of  power of  attorney  is not  acceptable.  If all  signatures  are not available at time of filing, you must submit the proper total fee and all information required by Item 13. Note in your letter of transmittal that counterpart forms with missing signatures will be submitted within 30 days of filing.

Limited Partnerships must supply one signature for each general partner. One signature by an officer of a corporate general partner is sufficient, however all selling officers must sign.

Each of the undersigned, constituting all officers, directors, partners, and controlling principals of the registrant do hereby state and represent that all statements contained herein are true and correct and understands that any false statement shall constitute a violation of Art. 23-A of the General Business Law.

      Signature          Name and Title (please type or print)      Date
      ---------          -------------------------------------      ----
 /s/Morris Diamond         Morris Diamond; President                10-1-96

/s/Shirley Diamond         Shirley Diamond; Secretary               10-1-96

/s/Suzanne Luxenberg       Suzanne Luxenberg; Asst. Secretary       10-1-96


  To complete this filing a State Notice and Further State Notice must be filed with the Secretary of State in Albany In the case of a non-resident issuer a Consent to Service of Process must be filed with the Secretary of State.

  All changes or amendments to this form must be submitted on NY Form M-3 with a $20 fee.

    NYS DEPARTMENT OF STATE                                  GAIL S. SHAFFER
    MISCELLANEOUS RECORDS BUREAU                             Secretary of State
    162 Washington Avenue
    Albany, NY 12231-0001

    A fee of $75 must accompany EACH State Notice and EACH Further State Notice. This form constitutes two distinct notices and must be filed in DUPLICATE. All remittances must be by cash, certified check, attorney's check, postal money order or bank draft, payable to Department of State. Exception:
    Attorney's checks will be accepted only for amounts up to and including $250. Mail completed form and fee to the Miscellaneous Records Bureau at the above address.

           DO NOT SEND OFFERING LITERATURE to the Secretary of State.
================================================================================
State Notice Under $ 359-e, subd. 2 the General Business Law of the State of New York.
(this notice to be tiled by every security broker or dealer prior to engaging In the business of selling or offering for sale securities to the public in the State of New York.)

     Name of Dealer'   ICON ACQUISITION CORP.
                       ----------------------
      or

     Broker'
            -------------------------------

     Business Address  2541 Monroe Ave. Suite 301, Rochester, New York 14618
                       -----------------------------------------------------
        or

     Post Office Address
                         ---------------------------------------------------

     It a Corporation, the State or Country in which Incorporated     NY
                                                                  ----------

     If a Partnership, the Names of the General Partners
                                                         -------------------

================================================================================
Further State Notice Under ss.359-e, subd. 8 0l the General Business Law of the State o1 New York (This notice to be filed for each Issue to be offered, except those specifically exempted by $ 358-f.)

     Name of Dealer'     ICON ACQUISITION CORP.
                         ----------------------
        or

     Broker'
            ---------------------------------
        or

     Syndicate Manager'
                       ----------------------

     Business Address     2541 Monroe Ave Suite 301, Rochester, New York 14618
                          ----------------------------------------------------
        or

     Post Office Address
                        ------------------------------
     IF a Corporation, the State or Country in which Incorporated      NY
                                                                  -------------

     Name of Security or Securites (Class)        Common
                                          --------------

     Name of Issuer of Securities       ICON AQUISITION CORP.
                                 ----------------------------

     Post Office Address or lssuer of Securities     2541 Monroe Ave. Suite 301,
                                                     Rochester, NY 14618
                                                --------------------------------

      The State or Country in which Organized        NEW YORK
                                                --------------------------------

================================================================================
A dealer is an issuer that is offering its own securities for sale.
A broker is any other person or firm offering the issuer's securities for sale. A syndicate manager is a broker who is managing other brokers, all of whom are offering the issuer's securities for sale.